UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 21, 2020

AVX Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7201	33-0379007
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 AVX Boulevard
Fountain Inn, South Carolina		29644
(Address of principal executive offices)		(Zip Code)

(864) 967-2150
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	AVX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On February 21, 2020, AVX Corporation (“AVX”) issued a press release announcing the entry into a definitive merger agreement. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Important Additional Information and Where to Find It

The tender offer for the outstanding shares of AVX’s common stock described above has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of AVX’s common stock, nor is it a substitute for the tender offer materials that Kyocera and Merger Sub will file with the Securities and Exchange Commission (the “SEC”) upon commencement of the tender offer. On the commencement date of the tender offer, a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, will be filed with the SEC by Kyocera and Merger Sub, and, following such filing, a Solicitation/Recommendation Statement on Schedule 14D-9 will be filed with the SEC by AVX, and a Schedule 13E-3 transaction statement will be filed by AVX and certain other persons, including Kyocera. The offer to purchase shares of AVX’s common stock will only be made pursuant to the offer to purchase, the letter of transmittal and related documents filed as a part of the Schedule TO.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE TENDER OFFER STATEMENT, THE SOLICITATION/RECOMMENDATION STATEMENT REGARDING THE OFFER AND THE SCHEDULE 13E-3 TRANSACTION STATEMENT, AS THEY MAY BE AMENDED FROM TIME TO TIME, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF SHARES OF AVX’S COMMON STOCK SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES.

Investors and security holders may obtain a free copy of these materials (when available) and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to the exchange agent for the tender offer that will be named in the tender offer statement. Copies of AVX’s filings with the SEC may be obtained free of charge at the “Investors” section of AVX’s website at http://www.avx.com or by directing a request to: AVX Corporation, 1 AVX Boulevard, Fountain Inn, South Carolina 29644.

Cautionary Note Regarding Forward-Looking Statements

This news release contains forward-looking statements, including statements relating to the proposed acquisition of AVX by Kyocera and other matters, that are not historical facts. Statements in this news release that relate to future results and events are forward-looking statements based on AVX’s current plans and expectations and are subject to a number of risks and uncertainties that could cause such plans and expectations, including actual results, to differ materially from those described in these forward-looking statements. You should not place undue reliance on these statements. All statements other than statements of historical fact, including statements containing the words “estimates,” “believes,” “anticipates,” “plans,” “expects,” “will,” and similar expressions, are statements that could be deemed forward-looking statements. Risks, uncertainties and other factors include, but are not limited to: (a) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (b) the failure of the proposed tender offer or merger to close for any other reason; (d) risks related to disruption of management’s attention from AVX’s ongoing business operations due to these transactions; (e) the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted against AVX and others relating to the merger agreement; (f) the risk that the pendency of the proposed tender offer and merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the pendency of the proposed tender offer and merger; (g) the effect of the announcement of the proposed tender offer and merger on AVX’s relationships with its customers, operating results and business generally; and (h) the amount of the costs, fees, expenses and charges related to the proposed transactions under the merger agreement. You should consider these factors carefully in evaluating the forward-looking statements. Many of these risks and uncertainties are beyond AVX’s control. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to other factors noted with such forward-looking statements, are discussed in AVX’s Annual Report on Form 10-K for the fiscal year ended March 31, 2019, which was filed with the SEC on May 17, 2019, under the heading “Item 1A. Risk Factors,” and in any subsequently filed Quarterly Reports on Form 10-Q or Current Reports on Form 8-K filed by AVX with the SEC. Inclusion of any information or statement in this news release does not necessarily imply that such information or statement is material. AVX disclaims any intent or obligation to update any forward-looking statements as a result of developments occurring after the date of this news release or otherwise, except as expressly required by law, and such information included in this news release is based on information currently available and may not be reliable after this date.

Item 9.01. Financial Statements and Exhibits

(d)	The following exhibits are included with this Report:

Exhibit Number	Description
99.1	Press Release of AVX Corporation, dated February 21, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2020

AVX CORPORATION

By:	/s/ Michael Hufnagel

Name:	Michael Hufnagel
Title:	Senior Vice President,
Chief Financial Officer
and Treasurer